UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Willdan Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MMMMMMMMMMMM + MMMMMMM C 1234567890 The Sample Company 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.investorvote.com/WLDN or scan the QR code — login details are located in the shaded bar below. You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the number that is printed in the shaded bar below available and follow the instructions on the reverse side. Important Notice Regarding the Availability of Proxy Materials for the Willdan Group, Inc. Annual Meeting of Stockholders to be Held on June 13, 2019 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2019 annual meeting of stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a paper or email copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This is not a ballot. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at: www.investorvote.com/WLDN Easy Online Access — View your proxy materials and vote. Step 1: Step 2: Step 3: Step 4: Step 5: Go to www.investorvote.com/WLDN. Click on the icon on the right to view meeting materials. Return to the investorvote.com window and follow the instructions on the screen to log in. Make your selections as instructed on each screen for your delivery preferences. Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Paper or Email Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a paper or email copy. Please make your request as instructed on the reverse side on or before June 3, 2019 to facilitate timely delivery. + 2 N O T C O Y 031JTI MMMMMMMMM Annual Meeting Notice 1234 5678 9012 345

Willdan Group, Inc.’s Annual Meeting of Stockholders will be held on June 13, 2019 at 10:00 a.m. Pacific Daylight Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR the election of each of the nominees for director, FOR Proposal 2, FOR Proposal 3, ONE YEAR for Proposal 4 and FOR Proposal 5: 1. Election of nine members of the Board of Directors, each to serve until the 2020 annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal: 01 - Thomas D. Brisbin 02 - Steven A. Cohen 03 - Robert Conway 04 - Debra Coy 05 - Raymond W. Holdsworth 06 - Douglas J. McEachern 07 - Dennis V. McGinn 08 - Keith W. Renken 09 - Mohammad Shahidehpour 2. Ratification of the appointment of Crowe LLP as the independent registered public accounting firm for the year ending December 27, 2019. 3. Approval, on an advisory basis, of named executive officer compensation. 4. Approval, on an advisory basis, of the frequency of future advisory votes on named executive officer compensation. 5. Approval of the amendment to Willdan Group, Inc.’s 2008 Performance Incentive Plan. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. The 2019 Annual Meeting of Stockholders of WILLDAN GROUP, INC. will be held on Thursday, June 13, 2019 at 10:00 a.m. Pacific Daylight Time, virtually via the internet at www.meetingcenter.io/282324669. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is — WLDN2019. Here’s how to order a paper or email copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a paper or email copy of the proxy materials. — — — Internet – Go to www.investorvote.com/WLDN. Phone – Call Computershare free of charge at 1-866-641-4276. Email – Send an email to investorvote@computershare.com with “Proxy Materials Willdan Group, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state whether you want a paper or email copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by June 3, 2019. Annual Meeting Notice